                                                                       EXHIBIT 6

                        AGREEMENT REGARDING JOINT FILING

         Pursuant to Securities and Exchange Commission Regulation 240.13d-1(k)(l), the undersigned agree that a statement may be filed on behalf of each of the undersigned persons by Heller Financial, Inc. with respect to the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Warrant, Bank Warrant, Convertible Notes and Common Stock of Castle Dental Centers, Inc. Further, each of the undersigned agrees that Heller Financial, Inc., by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this Schedule 13D or any statements on Schedule 13G relating to Castle Dental Services, Inc. which may be necessary or appropriate from time to time.

 Dated: July 29, 2002

                                  HELLER FINANCIAL, INC., a Delaware corporation

                                  By: /s/ Frederick E. Wolfert
                                      ------------------------------------------
                                          Name:  Frederick E. Wolfert
                                          Title: President and Chief Operating
                                                 Officer

                                  GENERAL ELECTRIC CAPITAL CORPORATION, a
                                  Delaware corporation

                                  By: /s/ Nancy E. Barton
                                      ------------------------------------------
                                          Name:  Nancy E. Barton
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                  GENERAL ELECTRIC CAPITAL SERVICES, INC., a
                                  Delaware corporation

                                  By: /s/ Nancy E. Barton
                                  ----------------------------------------------
                                          Name:  Nancy E. Barton
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                  GENERAL ELECTRIC COMPANY, a New York
                                  corporation

                                  By: /s/ Nancy E. Barton
                                  ----------------------------------------------
                                          Name:  Nancy E. Barton
                                          Title: Attorney-in-fact

--------------------------------------------------------------------------------
                           SCHEDULE I TO SCHEDULE 13D

                             HELLER FINANCIAL, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
                                    Present                Present
                                    -------                -------
               Name             Business Address      Principal Occupation
               ----             ----------------      --------------------
--------------------------------------------------------------------------------


                                   DIRECTORS
                                   ---------
--------------------------------------------------------------------------------
Nancy E. Barton                GE Capital          Senior Vice President,
Director                       260 Long Ridge Road General Counsel and
                               Stamford, CT 06927  Secretary, GE Capital
--------------------------------------------------------------------------------
James A. Parke                 GE Capital          Vice Chairman and Chief
Director                       260 Long Ridge Road Financial Officer, GE Capital
                               Stamford, CT 06927
--------------------------------------------------------------------------------
Mark H. S. Cohen               GE Capital          Vice President, GE Capital
Director                       260 Long Ridge Road
                               Stamford, CT 06927
--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS
                               ------------------

--------------------------------------------------------------------------------
Randolph T. Brown              GE Capital          Heller Financial, Inc.
Chief Executive Officer, Chief 500 West Monroe
Financial Officer, and Chief   Chicago, IL 60661
Accounting Officer
--------------------------------------------------------------------------------
Nancy E. Barton                GE Capital          Senior Vice President,
Vice President, Secretary &    260 Long Ridge Road General Counsel and
Director                       Stamford, CT 06927  Secretary, GE Capital
--------------------------------------------------------------------------------
Mark H. S. Cohen               GE Capital
Vice President & Director      260 Long Ridge Road Vice President, GE Capital
                               Stamford, CT 06927
--------------------------------------------------------------------------------
James A. Parke                 GE Capital          Vice Chairman and Chief
Vice President & Director      260 Long Ridge Road Financial Officer, GE
                               Stamford, CT 06927  Capital
--------------------------------------------------------------------------------
Frederick E. Wolfert           GE Capital          President and Chief Executive
President and Chief Operating  500 West Monroe     Officer, GE Healthcare
Officer                        Chicago, IL 60661   Financial Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SCHEDULE II TO SCHEDULE 13D

                      GENERAL ELECTRIC CAPITAL CORPORATION
                        DIRECTORS AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       Name           Present Business Address     Present Principal Occupation
       ----           ------------------------     ----------------------------
--------------------------------------------------------------------------------

                             DIRECTORS
                             ---------
--------------------------------------------------------------------------------
Nancy E. Barton        GE Capital                      Senior Vice President,
Director               260 Long Ridge Road             General Counsel and
                       Stamford, CT 06927              Secretary, GE Capital

--------------------------------------------------------------------------------
James R. Bunt          GE                              Vice President and
Director               3135 Easton Turnpike            Treasurer, GE
                       Fairfield, CT 06431

--------------------------------------------------------------------------------
David L. Calhoun       General Electric Appliances     Executive Vice
Director               Appliance Park                  President and Chief
                       Louisville, KY 40225            Executive Officer, GE
                                                       Aircraft Engines

--------------------------------------------------------------------------------
Dennis D. Dammerman    GE                              Vice Chairman and
Director               3135 Easton Turnpike            Executive Officer, GE
                       Fairfield, CT 06431

--------------------------------------------------------------------------------
Scott C. Donnelly      General Electric CR&D           Senior Vice President,
Director               One Research Circle             GE, CR&D
                       Niskayuna, NY 12309

--------------------------------------------------------------------------------
Michael D. Frazier     GE Financial Assurance          President and Chief
Director               Taylor Building                 Executive Officer, GE
                       6604 West Broad Street          Financial Assurance
                       Richmond, VA 23230

--------------------------------------------------------------------------------
Benjamin W. Heineman,  General Electric Company        Senior Vice President,
Jr. Director           3135 Easton Turnpike            General Counsel and
                       Fairfield, CT 06431             Secretary, GE

--------------------------------------------------------------------------------
Arthur H. Harper       GE Capital Corporation          Executive Vice President,
Director               260 Long Ridge Road             GE Capital Corporation
                       Stamford, CT 06927
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jeffery R. Immelt     GE                           Chairman and Chief Executive
Director              3135 Easton Turnpike         Officer, GE
                      Fairfield, CT 06431

--------------------------------------------------------------------------------
Robert Jeffe,         GE                           Senior Vice President,
Director              3135 Easton Turnpike         Corporate Business
                      Fairfield, CT 06431          Development - GE

--------------------------------------------------------------------------------
John H. Myers         GE Investment Corporation    Chairman and President, GE
Director              3003 Summer Street           Investment Corporation
                      Stamford, CT 06904

--------------------------------------------------------------------------------
Denis J. Nayden       GE Capital                   Chief Executive Officer, GE
Director              260 Long Ridge Road          Capital
                      Stamford, CT 06927

--------------------------------------------------------------------------------
Michael A. Neal       GE Capital                   President and COO, GE
Director              260 Long Ridge Road          Capital
                      Stamford, CT 06927

--------------------------------------------------------------------------------
James A. Parke        GE Capital                   Vice Chairman and Chief
Director              260 Long Ridge Road          Financial Officer, GE
                      Stamford, CT 06927           Capital

--------------------------------------------------------------------------------
Ronald R. Pressman    Employers Reinsurance        Chairman, President and Chief
Director              Corporation 5200 Metcalf     Executive Officer, Employers
                      Overland Park, KS 66201      Reinsurance Corporation

--------------------------------------------------------------------------------
Gary M. Reiner        GE                           Senior Vice President and
Director              3135 Easton Turnpike         Chief Information Officer,
                      Fairfield, CT 06431          GE

--------------------------------------------------------------------------------
Gary L. Rogers        GE                           Vice Chairman, GE
Director              3135 Easton Turnpike
                      Fairfield, CT 06431

--------------------------------------------------------------------------------
John M. Samuels       GE                           Vice President and Senior
Director              3135 Easton Turnpike         Counsel, Corporate Taxes, GE
                      Fairfield, CT 06431

--------------------------------------------------------------------------------
K.S. Sherin           GE                           Senior Vice President,
Director              3135 Easton Turnpike         Finance and Chief Financial
                      Fairfield, CT 06431          Officer, GE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Edward D. Stewart                GE Capital                Executive Vice President, GE Capital
Director                         1600 Summer Street
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Robert C. Wright                 National Broadcasting     Chairman and CEO,
Director                         Company, Inc.             NBC
                                 30 Rockefeller Plaza
                                 New York, New York 10112
------------------------------------------------------------------------------------------------

                                    OFFICERS
                                    --------

------------------------------------------------------------------------------------------------
Nancy E. Barton                  GE Capital                Senior Vice President, General
Senior Vice President, General   260 Long Ridge Road       Counsel and Secretary, GE Capital
Counsel and Secretary            Stamford, CT 06927
------------------------------------------------------------------------------------------------
James Colica                     GE Capital                Senior Vice President, Global Risk
Senior Vice President            260 Long Ridge Road       Management, GE Capital
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Richard D'Avino                  GE Capital                Senior Vice President, Taxes, GE
Senior Vice President, Taxes     777 Long Ridge Road       Capital
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Denis J. Nayden                  GE Capital                Chairman and Chief Executive
President                        260 Long Ridge Road       Officer, GE Capital
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Michael A. Neal                  GE Capital                President & COO, GE Capital
Executive Vice President GECS    260 Long Ridge Road
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
James A. Parke                   GE Capital                Executive Vice President and Chief
Executive Vice President and CFO 260 Long Ridge Road       Financial Officer, GE Capital
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Marc J. Saperstein               GE Capital                Senior Vice President, Human
Executive Vice President         260 Long Ridge Road       Resources, GE Capital
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------
Edward D. Stewart                GE Capital                Executive Vice President GE Capital
Executive Vice President         1600 Summer Street
                                 Stamford, CT 06927
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Kathryn A. Cassidy            GE Capital                         Senior Vice President, Corporate
Senior Vice President         201 High Ridge Road                Treasury and Global Funding
                              Stamford, CY 06927                 Operation, GE Capital
-----------------------------------------------------------------------------------------------------
Joan C. Amble                 GE Capital                         Vice President and Controller
Vice President and Controller 260 Long Ridge Road                GE Capital
                              Stamford, CT 06927
-----------------------------------------------------------------------------------------------------
Arthur H. Harper              GE Capital                         Executive Vice President, GE Capital
Executive Vice President      260 Long Ridge Road
                              Stamford, CT 06927
-----------------------------------------------------------------------------------------------------
David R. Nissen               GE Capital                         Senior Vice President, Global
Senior Vice President         260 Long Ridge Road                Consumer Finance, GE Capital
                              Stamford, CT 06927
-----------------------------------------------------------------------------------------------------
Robert L. Lewis               GE Capital                         Senior Vice President, GE Capital
Senior Vice President         120 Long Ridge Road                Corporation
                              Stamford, CT 06927
-----------------------------------------------------------------------------------------------------
Ronald R. Pressman            Employers Reinsurance Corporation  Chairman, President and Chief
Executive Vice President      5200 Metcalf                       Executive Officer, Employers
                              Overland Park, KS 66201            Reinsurance Corporation
-----------------------------------------------------------------------------------------------------
Michael D. Fraizer            GE Financial Assurance             President and Chief Executive
                              Taylor Building                    Officer, GE Financial Assurance
                              6604 West Broad Street
                              Richmond, VA 23230
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     SCHEDULE III TO SCHEDULE 13D
                                GENERAL ELECTRIC CAPITAL SERVICES, INC.
                                   DIRECTORS AND EXECUTIVE OFFICERS

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                 Name                          Present Business Address             Present Principal Occupation
                 ----                          ------------------------             ----------------------------
----------------------------------------------------------------------------------------------------------------------

                                                       DIRECTORS
                                                       ---------

----------------------------------------------------------------------------------------------------------------------
Nancy E. Barton                          GE Capital                             Senior Vice President, General
Director                                 260 Long Ridge Road                    Counsel and Secretary, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
James R. Bunt                            GE                                     Vice President and Treasurer, GE
Director                                 3135 Easton Turnpike
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
David L. Calhoun                         General Electric Appliances            Executive Vice President and Chief
Director                                 Appliance Park                         Executive Officer, GE Aircraft
                                         Louisville, KY 40225                   Engines

----------------------------------------------------------------------------------------------------------------------
Dennis D. Dammerman                      GE                                     Vice Chairman and Executive Officer,
Director                                 3135 Easton Turnpike                   GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
Scott C. Donnelly                        General Electric CR&D                  Senior Vice President, GE, CR&D
Director                                 One Research Circle
                                         Niskayuna, NY 12309

----------------------------------------------------------------------------------------------------------------------
Michael D. Frazier                       GE Financial Assurance                 President and Chief Executive
Director                                 Taylor Building                        Officer, GE Financial Assurance
                                         6604 West Broad Street
                                         Richmond, VA 23230

----------------------------------------------------------------------------------------------------------------------
Benjamin W. Heineman, Jr.                General Electric Company               Senior Vice President, General
Director                                 3135 Easton Turnpike                   Counsel and Secretary, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
Arthur H. Harper                         GE Capital Corporation                 Executive Vice President
Director                                 260 Long Ridge Road                    GE Capital Corporation
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Jeffery R. Immelt                        GE                                     Chairman and Chief Executive
Director                                 3135 Easton Turnpike                   Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
Robert Jeffe,                            GE                                     Senior Vice President, Corporate
Director                                 3135 Easton Turnpike                   Business Development - GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
John H. Myers                            GE Investment Corporation              Chairman and President, GE
Director                                 3003 Summer Street                     Investment Corporation
                                         Stamford, CT 06904

----------------------------------------------------------------------------------------------------------------------
Denis J. Nayden                          GE Capital                             Chief Executive Officer, GE Capital
Director                                 260 Long Ridge Road
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Michael A. Neal                          GE Capital                             President and COO, GE Capital
Director                                 260 Long Ridge Road
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
James A. Parke                           GE Capital                             Vice Chairman and Chief Financial
Director                                 260 Long Ridge Road                    Officer, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Ronald R. Pressman                       Employers Reinsurance Corporation      Chairman, President and Chief
Director                                 5200 Metcalf                           Executive Officer, Employers
                                         Overland Park, KS 66201                Reinsurance Corporation

----------------------------------------------------------------------------------------------------------------------
Gary M. Reiner                           GE                                     Senior Vice President and Chief
Director                                 3135 Easton Turnpike                   Information Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
Gary L. Rogers                           GE                                     Vice Chairman,
Director                                 3135 Easton Turnpike                   GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
John M. Samuels                          GE                                     Vice President and Senior Counsel,
Director                                 3135 Easton Turnpike                   Corporate Taxes, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
K.S. Sherin                              GE                                     Senior Vice President, Finance and
Director                                 3135 Easton Turnpike                   Chief Financial Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Edward D. Stewart                        GE Capital                             Executive Vice President, GE Capital
Director                                 1600 Summer Street
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Robert C. Wright                         National Broadcasting Company, Inc.    Chairman and CEO, NBC
Director                                 30 Rockefeller Plaza
                                         New York, New York 10112
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                      OFFICERS
                                                      --------
----------------------------------------------------------------------------------------------------------------------
Nancy E. Barton                          GE Capital                             Senior Vice President, General
Senior Vice President, General Counsel   260 Long Ridge Road                    Counsel and Secretary, GE Capital
and Secretary                            Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
James Colica                             GE Capital                             Senior Vice President, Global Risk
Senior Vice President                    260 Long Ridge Road                    Management, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Dennis D. Dammerman                      GE                                     Vice Chairman and Executive Officer,
Chairman of the Board                    3135 Easton Turnpike                   GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
Richard D'Avino                          GE Capital                             Senior Vice President, Taxes, GE
Senior Vice President, Taxes             777 Long Ridge Road                    Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Michael D. Frazier                       GE Financial Assurance                 President and Chief Executive
Executive Vice President                 Taylor Building                        Officer, GE Financial Assurance
                                         6604 West Broad Street
                                         Richmond, VA 23230

----------------------------------------------------------------------------------------------------------------------
Denis J. Nayden                          GE Capital                             Chairman and Chief Executive
President                                260 Long Ridge Road                    Officer, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Michael A. Neal                          GE Capital                             President & COO, GE Capital
Executive Vice President GECS            260 Long Ridge Road
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
James A. Parke                           GE Capital                             Executive Vice President and Chief
Executive Vice President and CFO         260 Long Ridge Road                    Financial Officer, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Ronald R. Pressman                       Employers Reinsurance Corporation      President and Chief Executive
Executive Vice President                 5200 Metcalf                           Officer, Employers Reinsurance
                                         Overland Park, KS 66201                Corporation

----------------------------------------------------------------------------------------------------------------------
Marc J. Saperstein                       GE Capital                             Senior Vice President, Human
Executive Vice President                 260 Long Ridge Road                    Resources, GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Edward D. Stewart                        GE Capital                             Executive Vice President, GE Capital
Executive Vice President                 1600 Summer Street
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Kathryn A. Cassidy                       GE Capital                             Senior Vice President, Corporate
Senior Vice President                    201 High Ridge Road                    Treasury and Global Funding
                                         Stamford, CY 06927                     Operation, GE Capital

----------------------------------------------------------------------------------------------------------------------
Joan C. Amble                            GE Capital                             Vice President and Controller,
Vice President and Controller            260 Long Ridge Road                    GE Capital
                                         Stamford, CT 06927

----------------------------------------------------------------------------------------------------------------------
Arthur H. Harper                         GE Capital                             Executive Vice President, GE Capital
Executive Vice President                 260 Long Ridge Road
                                         Stamford, CT 06927
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
        Name    Present Business Address        Present Principal Occupation
        ----    ------------------------        ----------------------------
--------------------------------------------------------------------------------

                                    DIRECTORS
                                    ---------

--------------------------------------------------------------------------------
J.I. Cash, Jr.    Harvard Business School     Professor of Business
                  Morgan Hall                 Administration - Graduate
                  Soldiers Field              School of Business Administration
                  Boston, MA 02163            Harvard University
--------------------------------------------------------------------------------
D. D. Dammerman   GE                          Chairman, GECS; Vice Chairman and
                  3135 Easton Turnpike        Executive Officer, GE
                  Fairfield, CT 06431
--------------------------------------------------------------------------------
P. Fresco         Fiat SpA                    Chairman of the Board, Fiat SpA
                  via Nizza 250
                  10126 Torino,
                  Italy
--------------------------------------------------------------------------------
A.M. Fudge        Kraft Foods, Inc.           Former Executive Vice President,
                  555 South Broadway          Kraft Foods, Inc.
                  Tarrytown, NY 10591
--------------------------------------------------------------------------------
C.X. Gonzalez     Kimberly-Clark de Mexico,   Chairman of the Board and Chief
                  S.A. de C.V.                Executive Officer, Kimberly-Clark
                  Jose Louis Lagrange 103,    de Mexico S.A. de C.V.
                  Tercero Piso
                  Colonia Los Morales
                  Mexico, D.F. 11510,
                  Mexico
--------------------------------------------------------------------------------
J.R. Immelt       GE                          Chairman of the Board and Chief
                  3135 Easton Turnpike        Executive Officer, GE
                  Fairfield, CT  06431
--------------------------------------------------------------------------------
Andrea Jung       Avon Products, Inc.         Chairman of the Board and Chief
                  1345 Avenue of the Americas Executive Officer, Avon Products,
                  New York, NY 10105          Inc.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
K.G. Langone     Invemed Associates, Inc             Chairman, President and
                 375 Park Avenue                     Chief Executive Officer,
                 New York, NY 10152                  Invemed Associates, Inc.
------------------------------------------------------------------------------------------
R.B. Lazarus     Ogilvy & Mather Worldwide           Chairman and Chief Executive Officer,
                 309 West 49th Street                Ogilvy & Mather Worldwide
                 New York, NY  10019-7316
------------------------------------------------------------------------------------------
Scott G. McNealy Sun Microsystems, Inc.              Chairman, President and Chief
                 901 San Antonio Road                Executive Officer, Sun Microsystems
                 Palo Alto, CA  94303
------------------------------------------------------------------------------------------
S. Nunn          King & Spalding                     Partner, King & Spalding
                 191 Peachtree Street, N.E.
                 Atlanta, GA 30303
------------------------------------------------------------------------------------------
R.S. Penske      Penske Corporation                  Chairman of the Board and President,
                 13400 Outer Drive, West Detroit,    Penske Corporation
                 MI 48239-4001
------------------------------------------------------------------------------------------
G.L. Rogers      GE                                  Vice Chairman of the Board and
                 3135 Easton Turnpike                Executive Officer, GE
                 Fairfield, CT  06431
------------------------------------------------------------------------------------------
A.C. Sigler      Champion International Corporation  Retired Chairman of the Board, Chief
                 1 Champion Plaza                    Executive Officer and Former
                 Stamford, CT 06921                  Director, Champion International
                                                     Corporation
------------------------------------------------------------------------------------------
D.A. Warner, III J.P. Morgan Chase & Co., Inc., The  Chairman of the Board, J.P. Morgan
                 Chase Manhattan Bank and Morgan     Chase & Co. Inc., The Chase
                 Guaranty Trust Company              Manhattan Bank and Morgan Guaranty
                 60 Wall Street                      Trust Company
                 New York, NY 10260
------------------------------------------------------------------------------------------
R.C. Wright      National Broadcasting Company, Inc. Vice Chairman of the Board and
                 30 Rockefeller Plaza                Executive Officer, GE; Chairman and
                 New York, NY  10112                 Chief Executive Officer, National
                                                     Broadcasting Company, Inc.
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------

----------------------------------------------------------------------------------------------------------------------

J.R. Immelt                              GE                                     Chairman of the Board and Chief
                                         3135 Easton Turnpike                   Executive Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
P.D. Ameen                               GE                                     Vice President and Comptroller, GE
                                         3135 Easton Turnpike
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
J.R. Bunt                                GE                                     Vice President and Treasurer, GE
                                         3135 Easton Turnpike
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
D.L. Calhoun                             GE                                     Senior Vice President-
                                         1 Neumann Way                          GE Aircraft Engines
                                         Cincinnati, OH  45215

----------------------------------------------------------------------------------------------------------------------
J.P. Campbell                            GE                                     Vice President -
                                         Appliance Park                         GE Appliances
                                         Louisville, KY  40225

----------------------------------------------------------------------------------------------------------------------
W.J. Conaty                              GE                                     Senior Vice President
                                         3135 Easton Turnpike                   Human Resources, GE
                                         Fairfield, CT 06431

---------------------------------------------------------------------------------------------------------------------
D.D. Dammerman                           GE                                     Chairman, GECS; Vice Chairman and
                                         3135 Easton Turnpike                   Executive Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
S.C. Donnelly                            GE                                     Senior Vice President Corporate
                                         One Research Circle                    Research and Development
                                         Niskayuna, NY  1239

----------------------------------------------------------------------------------------------------------------------
Matthew J. Espe                          GE                                     Senior Vice President, GE Lighting
                                         Nela Park
                                         Cleveland, Ohio 44112

----------------------------------------------------------------------------------------------------------------------
Y. Fujimori                              GE                                     Senior Vice President -
                                         1 Plastics Avenue GE Plastics
                                         Pittsfield, MA 01201

----------------------------------------------------------------------------------------------------------------------
B.W. Heineman, Jr.                       GE                                     Senior Vice President, General
                                         3135 Easton Turnpike                   Counsel and

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         Fairfield, CT 06431                    Secretary, GE

----------------------------------------------------------------------------------------------------------------------
J.M. Hogan                               GE                                     Senior Vice President -
                                         P.O. Box 414                           GE Medical Systems
                                         Milwaukee, WI  53201

----------------------------------------------------------------------------------------------------------------------
Robert A. Jeffe                          GE                                     Senior Vice President -
                                         3135 Easton Turnpike                   Business Development
                                         Fairfield, CT  06431

----------------------------------------------------------------------------------------------------------------------
J. Krenicki, Jr.                         GE                                     Vice President, GE Transportation
                                         2901 East Lake Road                    Systems
                                         Erie, PA 16531

----------------------------------------------------------------------------------------------------------------------
R.W. Nelson                              GE                                     Vice President-Corporate Financial
                                         3135 Easton Turnpike                   Planning and Analysis, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
G.M. Reiner                              GE                                     Senior Vice President and Chief
                                         3135 Easton Turnpike                   Information Officer, GE
                                         Fairfield, CT 06431

----------------------------------------------------------------------------------------------------------------------
J.G. Rice                                GE                                     Vice President, GE Power Systems
                                         1 River Road
                                         Schenectady, NY 12345

----------------------------------------------------------------------------------------------------------------------
G.L. Rogers                              GE                                     Senior Vice President,
                                         1 Plastics Avenue                      GE Plastics
                                         Pittsfield, MA 01201

----------------------------------------------------------------------------------------------------------------------
K.S. Sherin                              GE                                     Senior Vice President, Finance and
                                         3135 Easton Turnpike                   Chief Financial Officer, GE
                                         Fairfield, CT  06431

----------------------------------------------------------------------------------------------------------------------
L.G. Trotter                             GE                                     Senior Vice President,
                                         41 Woodward Avenue                     GE Industrial Systems
                                         Plainville, CT 06062

----------------------------------------------------------------------------------------------------------------------
W.A. Woodburn                            General Electric Company               Senior Vice President -
                                         187 Danbury Road                       GE Specialty Materials
                                         Wilton, CT  06897

----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
R.C. Wright                              National Broadcasting Company, Inc.    Vice Chairman of the Board and
                                         30 Rockefeller Plaza                   Executive Officer, General Electric
                                         New York, NY  10112                    Company; Chairman and Chief
                                                                                Executive Officer, National
                                                                                Broadcasting Company, Inc.
-----------------------------------------------------------------------------------------------------------------------